UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  November 4, 2013

Anaren, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-06620 (Commission File Number)	16-0928561 (IRS Employer Identification No.)

6635 Kirkville Road, East Syracuse, New York (Address of principal executive offices)	13057 (Zip Code)

Registrant's telephone number, including area code:    (315) 432-8909

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2013, the board of directors of Anaren, Inc. amended Anaren's by-laws  (the "Bylaw Amendment") to provide that the annual meeting of shareholders be held during the month of October, November, December or January of each year, or at such other time and date as the Board of Directors shall reasonably designate.

The text of the By-law Amendment, marked to show the changes, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  The foregoing description is qualified in its entirety by reference to the text of the By-law Amendment.

Item 8.01	Other Events.

Anaren, Inc. (ANEN), announced today that it has postponed its 2013 Annual Meeting of Shareholders, originally scheduled for Wednesday, November 6, 2013. The postponement was made in light of the announcement earlier today by Anaren disclosing that Anaren has entered into a definitive merger agreement to be acquired by ANVC Holding Corp., an affiliate of The Veritas Capital Fund IV, L.P.

In light of this development, the Board of Directors has determined to postpone the 2013 Annual Meeting to provide shareholders adequate information and time to review the Merger.

Anaren expects to schedule a special meeting of shareholders as soon as possible to approve and adopt the merger agreement and merger. If the merger is not approved or the merger agreement is terminated, Anaren intends to reschedule its 2013 Annual Meeting of Shareholders as soon as reasonably practicable and to notify shareholders of the date, time and location of the rescheduled meeting.

Anaren believes it is appropriate to avoid the unnecessary cost of holding both an annual meeting to address the four proposals included in the proxy materials sent September 20, 2013, and another special shareholders’ meeting to approve the Merger.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K and is incorporated by reference herein.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the acquisition may not be consummated in a timely manner, if at all; (2) the definitive acquisition agreement may be terminated in circumstances that require the Company to pay a termination fee or reimburse certain expenses; (3) the diversion of management’s attention from the Company’s ongoing business operations; (4) the failure of the acquiror to obtain the necessary financing to complete the acquisition; (5) the effect of the announcement of the acquisition on the Company’s business relationships, operating results and business generally; and (6) the failure to obtain the requisite approvals to the acquisition, such as shareholder approval. Additional factors are set forth in Anaren’s filings with the SEC, including its Annual Report on Form 10-K for the year ended June 30, 2013, filed with the SEC on August 12, 2013 and its subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date on which they are made. Anaren expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Important Information

In connection with the Merger, Anaren intends to file relevant materials with the SEC, including a preliminary proxy statement, a definitive proxy statement. INVESTORS AND SHAREHOLDERS OF ANAREN ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANAREN AND THE MERGER. Shareholders of Anaren can obtain more information about the proposed transaction by reviewing the Form 8-K to be filed by Anaren in connection with the announcement of the entry into the merger agreement, and any other relevant documents filed with the SEC when they become available.  The preliminary proxy statement, the definitive proxy statement and any other relevant materials (when they become available), and any other documents filed by Anaren with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by directing a written request to: Anaren, Inc., 6635 Kirkville Rd, Syracuse, New York 13057, Attention: Investor Relations. Investors and shareholders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

Certain Information Regarding Participants

Anaren and its directors, executive officers, and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Anaren in connection with the Merger. Information regarding Anaren's directors and executive officers and their ownership of Company common stock is set forth in the proxy statement on Schedule 14A for Anaren’s 2013 annual meeting of shareholders, which was filed with the SEC on September 20, 2013. Investors and shareholders may obtain additional information regarding the interests of such potential participants by reading the preliminary proxy statement, the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

Item9.01	Financial Statements and Exhibits

(d)   Exhibits

3.1	Text of Amendment to Bylaws of Anaren, Inc., effective November 1, 2013

99.1	Press Release of Anaren, Inc. dated November 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 4, 2013
ANAREN, INC.

By: /s/ Lawrence A. Sala
Name: Lawrence A. Sala
Title: President and Chief Executive Officer